BankCap Partners Investor Meeting October 27, 2010 Exhibit 99.1

Forward- Looking Statements

This presentation contains certain forward-looking statements related to our plans, objectives and goals, future events or results, our competitive strengths and business strategies, and trends in our industry. This presentation does not constitute an offer to sell or any solicitation of an offer to buy any securities.
These forward-looking statements, which are not historical facts, reflect beliefs, assumptions and expectations of future events or results, taking into account information currently available to our management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements.
Assumptions relating to forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately, and many of which are beyond our control.
Therefore, there can be no assurance that the results expressed in or implied by the forward-looking information will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be relied upon or regarded as our representation that any strategy, objectives or other plans will be achieved. For more information on the factors that could cause our actual results to differ materially from those expressed in or implied by such forward-looking statements, please see the risks discussed in our public filing with the Securities and
Exchange Commission, including those set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.
Except or required by applicable law, Xenith Bankshares, Inc. does not undertake to update any forward-
looking statements.

Agenda • A Quick Look Back • The Investment Opportunity • The Virginia Market • The First Nine Months • Financial Results • Strategic Planning 3

A Look Back

May 2009
•Fed application
submitted (5/22)
September 2009
•Exam Response (9/10)
November 2009
•Approval
August 2009
• Waiting for regulatory
exam (8/18)
October 2009
•Additional Information Request
and Commitments (10/9)
•Response delivered (10/15)
•Meeting with Fed (10/26)
•
When we last met in October 2009, we were in the midst of extensive regulatory delays and were expecting approval at any moment.
•
We opened for business December 23, 2009.

XENITH BANKSHARES

Winchester
Loudoun County
Shenandoah County
Fairfax
Arlington
Alexandria
Prince William County
Page County
Harrisonburg
Piedmont Area
Fredericksburg
Staunton
Augusta
Waynesboro
Charlottesville
Accomack County
Northern Neck
Lexington
Richmond
Northampton County
Chesapeake Bay
Lynchburg
Roanoke
Farmville
Williamsburg
New River Valley
Petersburg
Ft Lee
Hampton
New Port News
Norfolk
Virginia Beach
Marion
Abingdon
Bristol
Damascus
Martinsville
Danville
South Boston/Halifax
Chesapeake
Rose/Womble

Xenith opened for business with a presence in all areas of Virginia’s ‘Golden Crescent’:
A Look Back
One loan production office (now a branch) in Northern Virginia
Three branches in Suffolk
Headquarters in Richmond

The 2009 year-end Balance Sheet reflected Xenith Corporation’s $48 million capital raise combined with First Bankshares.
A Look Back
Dec. 31, 2009
(000s)
Cash & Cash Equivalents            35,203 $
Investments                         39,125
Loans (Net)                        102,050
OREO                                464
Premises & Equipment (Net)         6,981
Intangible Assets                  10,670
Other Assets                       7,098
TOTAL ASSETS                       201,591 $

Deposits                            114,148 $
Borrowed Funds                     31,260
Other Liabilities                  2,111
Total Liabilities 147,519
Equity                              54,072
TOTAL LIABILITIES & EQUITY     201,591 $

The Investment Opportunity

While our path to opening was influenced by the events of 2008 and 2009  and the resulting merger, our fundamental investment thesis and strategy remain the same.
We believe that there is a compelling opportunity for the creation of a strong mid-size banking franchise in Virginia.
•The ‘barbell’
market structure has created an attractive middle market opportunity for a locally-owned and managed institution.
•Current economic
and banking conditions favor a new entrant with substantial capital.
•An experienced management team and board of directors is in place to pursue this market opportunity.
•Our
model is attractive to seasoned bankers who desire to serve their customers in an entrepreneurial, performance-based organization.
•Opportunity to generate organic growth and consider select  acquisitions.

The Virginia Market

Virginia remains both demographically and economically a strong market.
State
Total
Population
2010
(actual)
Population
Change
2000 - 2010
(%)
Projected
Change
2010 - 2015
(%)
Total
Households
2010
(actual)
Median
HH Income
2010
($)
HH Income
Change
2000 - 2010
(%)
Projected HH
Income Change
2010 - 2015
(%)
Per Capita
Income
2010
($)
August 2010
Unemploy.
Rate
US 311,212,863                       10.6 3.85 116,761,140 54,442 29.12 12.39 26,739 9.6
Virginia 7,965,681                       12.5 3.98 3,045,412 61,347 31.28 14.40 30,153 7.0
Texas 25,268,853                       21.2 8.53 8,873,478 51,960 30.13 13.35 24,031 8.4
Pennsylvania 12,574,407                         2.4 0.50 4,950,056 52,723 31.45 13.30 26,585 8.9
Ohio 11,605,005                         2.2 0.69 4,598,386 52,047 26.95 12.69 25,948 9.7
Georgia 10,014,045                       22.3 7.48 3,661,527 56,184 31.62 14.24 26,398 10.3
New Jersey 8,822,373                         4.9 1.18 3,214,726 72,519 31.65 14.71 34,739 9.4
Source: Environmental Systems Research Institute, Inc. (ESRI)
Demographic data is provided by ESRI based primarily on US Census data.
For non-census year data, ESRI uses samples and projections to estimate the demographic data. page.
SNL performs calculations on the underlying data provided by ESRI for some of the data presented on this page.
Note: Unemployment data is not seasonally adjusted.
Source: U.S. Department of Labor

XENITH BANKSHARES

Monthly Unemployment Rate:
Virginia vs. US
Unemployment Rate
12%
10%
8%
6%
4%
2%
0%
2005
2006
2007
2008
2009
2010
US
Virginia

The Virginia Market 9 Virginia employment levels have been consistently strong compared to national averages. Source: SNL based on US Dept. of Labor, retrieved October 2010

Deposits by MSA
March 31, 2010
Billions
$80
$70
$60
$50
$40
$30
$20
$10
$0
Washington-Arlington-Alexandria, DC-VA-MD-WV
Richmond, VA
Virginia Beach-Norfolk-Newport News, VA-NC
Roanoke, VA
Lynchburg, VA
Charlottesville, VA
Blacksburg-Christiansburg-Radford, VA
Kingsport-Bristol, TN-VA
Winchester, VA-WV
Harrisonburg, VA
Danville, VA
Staunton-Waynesboro, VA
Martinsville, VA
Bluefield, WV-VA
Culpeper, VA
Unassigned

The Virginia Market 10 Deposits, a proxy for business activity, are heavily concentrated in the Golden Crescent. Source: SNL Deposit Market Share data by MSA, retrieved September 2010

The Virginia Market

73% of Virginia’s deposits are located in the Golden Crescent.
MSA
Deposits
($000) Percent
Cum.
Percent Branches Percent
Cum.
Percent
Average
Deposits /
Branch ($000)
Washington-Arlington-Alexandria, DC-VA-MD-WV 66,685,200 $        44% 44% 851                     32% 32% 78,361 $
Richmond, VA 25,260,256            17% 61% 384                     14% 46% 65,782
Virginia Beach-Norfolk-Newport News, VA-NC 19,583,301            13% 73% 379                     14% 60% 51,671
Roanoke, VA 6,479,113              4% 78% 135                     5% 65% 47,993
Lynchburg, VA 3,915,419              3% 80% 99                       4% 69% 39,550
Charlottesville, VA 3,427,368              2% 83% 72                       3% 71% 47,602
Blacksburg-Christiansburg-Radford, VA 2,425,544              2% 84% 68                       3% 74% 35,670
Kingsport-Bristol, TN-VA 1,955,482              1% 85% 59                       2% 76% 33,144
Winchester, VA-WV 1,884,400              1% 87% 47                       2% 78% 40,094
Harrisonburg, VA 1,800,561              1% 88% 55                       2% 80% 32,737
Danville, VA 1,663,241              1% 89% 41                       2% 82% 40,567
Staunton-Waynesboro, VA 1,203,875              1% 90% 39                       1% 83% 30,869
Martinsville, VA 1,200,237              1% 91% 28                       1% 84% 42,866
Bluefield, WV-VA 1,111,556              1% 91% 35                       1% 85% 31,759
Culpeper, VA 573,662                   0% 92% 13                       0% 86% 44,128
Unassigned 12,738,556            8% 100% 381                     14% 100% 33,435
Grand Total 151,907,771         100% 2,686                100% 56,555 $
Source: SNL Deposit Market Share data by MSA, retrieved September 2010

300
250
200
150
100
50
0
$160
140
120
100
80
60
40
20
0
Deposit Totals
(Billions)
<100M
100M-250M
250M-500M
500M-1B
1B-10B
>10B
Number of Institutions
Deposits

The Virginia Market

Further, these deposits are concentrated in the hands of a few large players.
The five largest commercial banks account for
66% of all Virginia commercial bank deposits.
Source: SNL Data, as of 3/31/2010
Number of
Institutions

The First Nine Months
Our Focus

Since opening, we have been focused on -
• Creating a credit risk management culture
• Generating new business
• Merger integration
• Building our technology platform
• Building the infrastructure

The single most important task that bankers undertake is the management of credit risk.
To that end, Xenith has -
–
White paper on ‘credit culture philosophy’
–
Regular meetings
–
All credits >$250,000
–
Commercial Real Estate
–
Government Contracting
–
Risk adjusted
The First Nine Months
Credit Risk Management Culture
A focused initiative on credit culture
Weekly Credit Committee meetings
White papers for specialty lending areas
Loan / relationship pricing tool

The First Nine Months
Generating New Business

We believe that Xenith’s value proposition has been well-received in the market.
•
80%+ new business from mega-banks
•
Good mix of C&I / CRE
•
Slowness in economy has reduced loan demand
•
Liquidity has boosted deposit growth
•
The market is competitive for good credits

2010 Loan & Deposit Growth
135%
130%
125%
120%
115%
110%
105%
100%
95%
Dec
Jan
Feb
Mar
Apr
May
Jun
Deposit Growth
Gross Loan Growth

The First Nine Months Generating New Business 16 Through June, Gross Loans have grown 17%, and Deposits have grown 30%.

The First Nine Months
Generating New Business

We are actively involved in identifying and engaging experienced relationship managers who know the market.
Years experience
Richmond
–
5 Relationship Managers 25+
–
1 Treasury Services Officer 20+
Hampton Roads
–
2 Relationship Managers 20+
–
1 Treasury Services Officer 20+
Northern Virginia
–
3 Relationship Managers 25+
–
1 Treasury  Services Officer 15+

The merger with First Bankshares has gone largely as expected.
•
Deposit retention in Suffolk has been good; total Deposits have grown from
$114 million at year-end to approximately $121 million at June month-end.
•
Suffolk Loan balances have remained steady.
•
The Silverton Participation Portfolio has largely performed as we expected.
•
After an expected initial period of employee skepticism, morale is good, and the integration of customers has gone well.
The First Nine Months
Merger Integration

The First Nine Months
Building Our Technology Platform

Our primary focus was the De Novo installation of the Fidelity Horizons operating system in April.
SuffolkFirst was successfully converted to the new platform in June
-Little customer impact
-Good core functionality/efficiency
-Scalable
Treasury Services product suite is largely in place
Focus on Operations staffing

The First Nine Months
Building The Infrastructure

While not readily apparent, it is critical to develop the policies, procedures, processes and reporting necessary for an effective and efficient enterprise.
These infrastructure components are essential in banking to control risk,  satisfy banking regulatory requirements, and (in Xenith’s case) meet the demands of being a public company.
•
New Controller
•
SEC Reporting 10K / 10Q’s
•
ALCO Analysis & Reporting
•
Allowance Methodology (ALLL)
•
Primary and redundant technology platform

Financial Results

Summary 2    quarter financial results are generally in line with internal expectations.
BALANCE SHEET Dec-09 Mar-10 Jun-10
Cash & Cash Equivalents            35,203 $     10,984 $     13,597 $
Investments                         39,125         71,817         68,895
Loans (Net)                        102,050      104,045      119,876
OREO                                464               464               796
Premises & Equipment (Net)        6,981           6,830           6,881
Intangible Assets                  10,670         10,640         10,610
Other Assets                       7,098           7,213           6,831
TOTAL ASSETS                       201,591 $   211,993 $   227,485 $

Deposits                            114,148 $   131,579 $   148,262 $
Borrowed Funds                     31,260         25,001         25,001
Other Liabilities                  2,111           2,161           2,222
Equity                              54,072         53,252         52,001
TOTAL LIABILITIES AND EQUITY 201,591 $   211,993 $   227,485 $
INCOME STATEMENT June 2010 YTD
Interest Income                    4,632,561 $
Interest Expense                   1,022,646
Net Interest Income                3,609,915
Provision for Loan Losses          510,000
Net Int. Inc. after Provision 3,099,915
Non-Interest Income                157,868
Non-Interest Expense              6,695,356
Net Gains / Losses                 101,076
Income Before Taxes             (3,336,497)
Income Taxes                       (294,400)
NET INCOME                         (3,042,097) $
nd

Strategic Planning
The New World Order

Since beginning our effort to
launch Xenith in late 2007, the
banking industry has
experienced more turmoil
than anytime since the 1930’s.
With this as background, we
have undertaken, with our
Board, a complete strategic
review.
Strategic Planning Steps Components
Mission & Objectives Validate Vision and Mission Statements
Articulate Strategic Objectives
Hypothesis Identify Probable Strategic Path
(to serve as basis for analytical work below)
Internal & External Analysis Industry Analysis
Analysis of External Macroenvironment
Internal Analysis of Xenith (SWOT)
Strategy Formulation Match Firm Strengths to Opportunities in Market
Identify Competitive Advantage
Outline Alternative Strategies
Identify Optimal Strategy
Strategy Implementation Organization of Firm Resources
Communication of Strategy
Motivation of Staff
Evaluation & Control Define Parameters to Measure
Define Target Values for Parameters
Measure
Compare Results to Target
Make Necessary Changes

Strategic Planning
The New World Order

Take-aways from the planning process include -
•
Virginia remains an attractive market that offers strong growth opportunities.
•
Turmoil has created dislocation and will prompt consolidation.
•
Small banks (<$500 million) will have a difficult time competing.
•
The regulatory environment will remain challenging and place a premium on strong regulatory relationships.
•
Increased capital requirements will require banks to re-evaluate pricing to earn adequate returns on equity.
•
The Xenith strategy is unique in Virginia and remains a great opportunity to build a substantial Virginia bank and  create shareholder value.